UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 13, 2018
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CARTER VALIDUS MISSION CRITICAL REIT II, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 1.01    Entry into a Material Definitive Agreement.
On September 13, 2018, in connection with Kay C. Neely’s election as Chief Financial Officer and Treasurer of Carter Validus Mission Critical REIT II, Inc. (the “Company”), as described in Item 5.02 of this Current Report on Form 8-K, the Company entered into an indemnification agreement with Ms. Neely in substantially the form as the Form of Indemnification Agreement filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 30, 2016 (the “2016 Form 8-K”). The summary of the Form of Indemnification Agreement contained in Item 1.01 of the 2016 Form 8-K is incorporated herein by reference. Such summary is qualified in its entirety by reference to the full text of the Form of Indemnification Agreement filed as Exhibit 10.1 to the 2016 Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 13, 2018, Lisa A. Drummond retired as Chief Operating Officer and Secretary of the Company, effective immediately.
The board of directors of the Company (the “Board”) elected Todd M. Sakow as Chief Operating Officer and Secretary of the Company, effective September 13, 2018. Effective September 13, 2018, Mr. Sakow resigned as Chief Financial Officer and Treasurer of the Company.
The Board elected Kay C. Neely as Chief Financial Officer and Treasurer of the Company, effective September 13, 2018.
Neither Ms. Neely nor Mr. Sakow was elected pursuant to any arrangement or understanding between him or her and any other person. The Company is not aware of any family relationships among either Mr. Sakow or Ms. Neely and any directors or executive officers of the Company. Mr. Sakow and Ms. Neely have no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, except for certain transactions to which Mr. Sakow may have a direct or indirect material interest that are disclosed in the section entitled “Transactions with Related Persons, Promoters and Certain Control Persons” in the Company’s Definitive Proxy Statement, as filed with the Securities and Exchange Commission on April 27, 2018, and incorporated herein by reference.
Descriptions of Mr. Sakow’s and Ms. Neely’s backgrounds are set forth below.
Todd M. Sakow has served as Chief Operating Officer and Secretary of Carter Validus Mission Critical REIT II, Inc. and Carter Validus Advisors II, LLC since September 2018. From January 2013 through September 2018, Mr. Sakow served as the Chief Financial Officer and Treasurer of Carter Validus Mission Critical REIT II, Inc. and Carter Validus Advisors II, LLC. Mr. Sakow has also served as Chief Operating Officer and Secretary of Carter Validus REIT Management Company II, LLC since September 2018 and has served as Chief Financial Officer and Treasurer of Carter Validus REIT Management Company II, LLC since March 2013. In addition, Mr. Sakow has served as Secretary of Carter Validus Mission Critical REIT, Inc. and Chief Operating Officer and Secretary of Carter/Validus Advisors, LLC since September 2018, and, from August 2010 through September 2018, served as the Chief Financial Officer and Treasurer of Carter Validus Mission Critical REIT, Inc. and of Carter/Validus Advisors, LLC. He also has served as Chief Operating Officer and Secretary of Carter/Validus REIT Investment Management Company, LLC since September 2018 and has served as Chief Financial Officer and Treasurer of Carter/Validus REIT Investment Management Company, LLC since July 2010. Mr. Sakow has more than 15 years of real estate and tax experience in the REIT industry and is a Certified Public Accountant. From January 2002 until July 2010, Mr. Sakow worked for American Land Lease, Inc. (formerly NYSE: ANL). From January 2006 through July 2010, he served as its Vice President of Finance, from April 2003 through January 2010, he served as Tax Director and from January 2002 through January 2006, he served as Assistant Corporate Controller. Mr. Sakow's responsibilities included SEC reporting, REIT tax compliance, and treasury management functions. Prior to joining American Land Lease, Inc., Mr. Sakow was a senior auditor at Ernst & Young, LLP from June 1999 through January 2002. Mr. Sakow received a B.S. in Accounting and a Masters in Accounting from the University of Florida, in 1997 and 1999, respectively. Mr. Sakow has been a board member of the Friends of Joshua House since 2014.
Kay C. Neely has served as Chief Financial Officer and Treasurer of Carter Validus Mission Critical REIT II, Inc. and Carter Validus Advisors II, LLC since September 2018. Prior to being appointed Chief Financial Officer and Treasurer of Carter Validus Advisors II, LLC, Ms. Neely served as the Senior Vice President of Accounting of Carter Validus Advisors II, LLC, beginning in January 2016, where she was responsible for the oversight of the accounting and financial reporting functions, as well as managing all accounting department personnel. Ms. Neely remains the Senior Vice President of Accounting of Carter/Validus Advisors, LLC, a position she has held since January 2016. Ms. Neely has over 13 years of real estate accounting experience. Ms. Neely began her career with KPMG LLP in 1999 as a staff accountant in the audit practice and became a manager in June 2003, serving in such capacity until June 2005. From June 2005 to January 2008, Ms. Neely was an audit senior manager with KPMG LLP, where she planned, organized, staffed and administered audit engagements for public and private entities primarily in the real estate sector, including real estate investment trusts and investment funds. From March 2010 to January 2016, Ms. Neely was Associate Director of Audit Resource Management at KPMG LLP, where she managed the daily operations and financial planning for audit practices in 10 offices located in the Southeast and Puerto Rico, which consisted of over 400 audit partners, managers and staff. Ms. Neely graduated in the top 10% of her class at Emory University, Goizueta Business School in Atlanta, Georgia in 1998 with a Bachelor in Business Administration with concentrations in Accounting and Finance. She holds a current Certified Public Accountant license in the state of Georgia.
Item 7.01    Regulation FD Disclosure.
On September 14, 2018, the Company announced in a press release the events described in Item 5.02 and Item 8.01 of this Current Report on Form 8-K. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01. The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 8.01    Other Events.
On September 13, 2018, Lisa A. Drummond retired as Chief Operating Officer and Secretary of the Company’s external advisor, Carter Validus Advisors II, LLC (the “Advisor”). Todd M. Sakow was appointed Chief Operating Officer and Secretary of the Advisor, effective September 13, 2018. Effective September 13, 2018, Mr. Sakow resigned as Chief Financial Officer and Treasurer of the Advisor.
Kay C. Neely was appointed Chief Financial Officer and Treasurer of the Advisor, effective September 13, 2018. In addition, effective September 13, 2018, Jamie Yoakum was appointed Chief Accounting Officer of the Advisor.
Jamie Yoakum has served as Chief Accounting Officer of Carter Validus Advisors II, LLC since September 2018. Prior to being appointed Chief Accounting Officer of Carter Validus Advisors II, LLC, Mr. Yoakum served as Senior Vice President of Accounting of Carter Validus Advisors II, LLC from August 2015 to September 2018, where he was responsible for the oversight of the accounting and financial reporting functions, as well as managing all accounting department personnel. Mr. Yoakum also has served as Senior Vice President of Accounting of Carter/Validus Advisors, LLC since August 2015, and, from September 2011 to August 2015, served as Vice President Corporate Controller of Carter/Validus Advisors, LLC. Mr. Yoakum also currently serves as Chief Financial Officer of CV Data Center Growth & Income Fund Manager, LLC and CV Data Center Growth & Income REIT, LLC, positions he has held since April 2018. Mr. Yoakum has more than 15 years of real estate accounting experience. From October 2007 through June 2011 Mr. Yoakum was the Controller and Chief Financial Officer for RMC Property Group, where he was responsible for overseeing the Company's accounting and financial operations. Mr. Yoakum was Controller with Euro American Advisors, Inc., or Euro American, at its US headquarters in Tampa. Mr. Yoakum subsequently served as Vice President of Finance and Administration for Euro American. In these roles, Mr. Yoakum had overall responsibility of all accounting functions, financial analysis and fiscal reporting of Euro American and its real estate investments. Mr. Yoakum worked at Euro American from April 2006 through September 2007. From February 2005 through April 2006, he worked for Fifth Third Bank where he underwrote corporate lines of credit and mortgages for diverse real estate properties. From May 2001 through February 2005, he worked at CASTO as Assistant Corporate Controller/Financial Analyst where he was responsible for corporate financial reporting. Mr. Yoakum's career commenced with the international accounting firm of Deloitte & Touche (now Deloitte) as a staff accountant in the Real Estate Tax Department from January 1999 through May 2001. While at Deloitte, Mr. Yoakum's primary clients were public and privately-held real estate companies. Mr. Yoakum graduated summa cum laude from Franklin University in Columbus, Ohio, in 1999 and 2000 with Bachelor's degrees in Finance and Accounting, respectively, and holds a current Certified Public Accountant license in the state of Ohio.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

99.1	Carter Validus Mission Critical REIT II, Inc. Press Release, dated September 14, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER VALIDUS MISSION CRITICAL REIT II, INC.

Dated: September 14, 2018	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer